                                                                   EXHIBIT 10.33

                       CIGNAL GLOBAL COMMUNICATIONS, INC.
                                25 FIRST STREET
                              CAMBRIDGE, MA 02141

                                 (617) 588-8000

To the Shareholders of Cignal Global Communications, Inc.:

Attached please find a modification that has been made to the language in
Article 7 of the Shareholders Agreement. This change is only a clarification. We are including two acknowledgements to be executed with attached copies of this new text of Article 7, one clean and the other marked to identify the changes that have been made. This modification will form part of the Shareholders Agreement.

If you have any questions, please contact the Cignal Legal Department at 617-588-7094.

7.  ARTICLE 7: STOCK PURCHASE OPTION

7.1 UPC hereby grants and issues to the Shareholder and the Escrow Agent (to the extent it holds Company Shares for the contingent benefit of the Shareholder) an option (the "UPC STOCK PURCHASE OPTION") to purchase UPC ordinary shares ("UPC SHARES") upon the terms and conditions set forth in this Article 7. The Shareholder shall receive his or her pro rata share of the total number of UPC Shares to be delivered to all Shareholders pursuant to Article 7.2. If the IPO is not consummated on or prior to October 1, 2001, (the "OPTION TRIGGER DATE"), the Shareholders Representative shall be entitled to exercise and exchange, the UPC Stock Purchase Option in whole, but not in part, on behalf of all the Shareholders and the Escrow Agent, for such number of UPC Shares as is determined pursuant to Article 7.2, by delivering to UPC an exercise notice (the "EXERCISE NOTICE"), substantially in the form of Exhibit E hereto, together with all Aggregate Company Shares and all of the options, unit options and warrants relating to the Aggregate Company Shares then owned by such Shareholders or any owner who would be obligated to become a Shareholder upon exercise of their warrant, unit option or options (which shares and rights shall constitute the exchange exercise price). The Exercise Notice must be received by UPC on October 30, 2001 (the "OPTION EXPIRATION DATE") at 17:00 hrs EST. UPC may elect to treat its acquisition of Aggregate Company Shares and options, unit options and warrants relating to Aggregate Company Shares pursuant to this Article 7 as arising from a contribution to UPC's equity in exchange for UPC shares, or UPC's purchase of Aggregate Company Shares, as the case may be. Notwithstanding anything to the contrary in this Article 7, UPC shall have the option to permit the UPC Stock Purchase Option to be exercised in part, subject to applicable law, with such partial exercise being entirely in the discretion of UPC after consultation with the Shareholders Representative with respect to which Shareholders and what portion of Aggregate Company Shares will be exercised.

7.2 The total number of UPC Shares to be delivered by UPC to all Shareholders pursuant to Article 7.1 shall be determined by (x) dividing the Company Share Value (as defined below) by the UPC Share Price and (y) multiplying such result by the number of Aggregate Company Shares on a fully converted basis assuming conversion of the options, warrants and unit options relating to the Aggregate Company Shares. "COMPANY SHARE VALUE" shall be an amount equal to:

    (a) the higher of (i) the fair market value of the Aggregate Company Shares on a fully converted basis assuming conversion of the options, warrants and unit options, relating to the Aggregate Company Shares owned or held by the Shareholders, the Escrow Agent, option holders, warrant holders or unit option holders, as the case may be, as at the Option Expiration Date determined in accordance with the provisions of Article 7.3, and
       (ii) US$200,000,000 plus the aggregate strike prices that would be payable on all of the options, unit options and warrants relating to Aggregate Company Shares and participating in the exercise of the UPC Stock Purchase Option,

    (b) divided by the total number of Aggregate Company Shares on a fully converted basis assuming conversion of the options, warrants and unit options relating to the Aggregate Company Shares.

    Notwithstanding the foregoing, however, the number of UPC Shares to be delivered by UPC pursuant to Article 7.1 to holders of options, warrants and unit options shall be reduced by any strike price that would have been paid by such holder upon exercise of its options, warrants or unit options, as applicable for Aggregate Company Shares.

    The UPC Shares to be delivered to the Shareholders pursuant to Section 7.1 shall, to the extent other UPC Shares are listed on the primary stock exchange, be listed on such primary stock exchange, and shall have no greater restrictions on transfer than any other UPC Shares so listed.

             ACKNOWLEDGEMENT OF AMENDMENT TO SHAREHOLDERS AGREEMENT
                      BETWEEN EACH OF THE SHAREHOLDERS IN
                           PRIORITY TELECOM N.V. AND
                   UNITED PAN-EUROPE COMMUNICATIONS N.V. AND
                             PRIORITY TELECOM N.V.

I hereby acknowledge the amendment made to Article 7 of the Shareholders Agreement between the undersigned, and United Pan-Europe Communications N.V, and Priority Telecom N.V., clean and marked copies of which are attached hereto.

Acknowledged by                                Dated:                     , 2000

Shareholder

----------------------------
By:

UNITED PAN-EUROPE COMMUNICATIONS N.V.

By:      /s/ ANTON TUIJTEN
         ----------------------------------------------------
         Anton Tuijten
         SENIOR VICE PRESIDENT/GENERAL COUNSEL

By:      /s/ JOHN F. RIORDAN
         ----------------------------------------------------
         John F. Riordan
         PRESIDENT

PRIORITY TELECOM N.V.

By:      /s/ JEREMY EVANS
         ----------------------------------------------------
         Jeremy Evans
         GENERAL COUNSEL

By:      /s/ JOHN F. RIORDAN
         ----------------------------------------------------
         John F. Riordan
         PRESIDENT

                       LIST OF ACKNOWLEDGEMENTS RECEIVED
             Acknowledgement of Amendment to Shareholders Agreement

              INTERNAL
 RECEIVED    TRACKING #                     LAST NAME                          FIRST NAME
-----------  -----------  ---------------------------------------------  -----------------------
     X            1       Ciment                                         Norman
     X            2       Yordy                                          Harlod and Phyllis,
                                                                         tenants in common
     X            4       Bernstein                                      Edwin
     X            5       Bertoumieux                                    Robert
     X            6       Boonshoft                                      Oscar
     X            7       Brad Peery Capital Inc.
     X            8       Brad Peery Capital International
     X            9       Brad Peery Capital Ventures L.P.
     X           10       Brad Peery Capital, L.P.
     X           11       Brady                                          C. Eugene
     X           12       Csillag                                        Robert
     X           13       Daniel                                         Alan S.
     X           14       Davis                                          Mitchel
     X           15       Davis                                          Peter
     X           16       Doyle                                          William J.
     X           17       George L. Black Trust
     X           18       Gill Fishman & Barbara Tyrrell
     X           19       Goekjain                                       Samuel V.
     X           20       Goldman                                        Fred W.
     X           22       Horberg                                        Howard Todd
                 23       Horner                                         Henry C.
     X           24       Kings Dental Group Profit Sharing Plan U/A
     X           25       Kramer                                         Garret M.
     X           26       Max Bloom UGMA/IL
     X           27       Morgan                                         Alfred D.
     X           28       Ollendorff                                     Stephen A.
     X           29       Ott                                            Robert R.
     X           30       Delaware Charter Guarantee & Trust Co., C/F    FBO Samuel J. Holtzman
                                                                         IRA
     X           31       PC Profit Sharing Plan & Trust
     X           32       Pennygrows Ltd.
                 33       Sharomart Limited Partners, LP                 Martin Schaeffer MD.
     X           34       Shuman MD                                      Alan M. & Mrs. Jody
     X           35       Stephen Kelly Warren Trust "A"
     X           36       Stoudt, JTWROS                                 Wilmer K. & Helen
     X           37       The William K. Warren Foundation
     X           38       William E. McComb IRA A/C #663 88093104        Attn:IRA Dept
     X           39       William K.Warren, Jr. Trust A
     X           40       Wood Asset Management, Ltd.
     X           41       Frischling                                     Carl
     X           42       Mercado                                        Hector R. & Belen A.
     X           43       Karpoff                                        Marilyn
     X           44       Samuel J. Holtzman Trust
     X           45       Constructors West, Inc.
     X           46       Joseph M. McNulty Trust

              INTERNAL
 RECEIVED    TRACKING #                     LAST NAME                          FIRST NAME
-----------  -----------  ---------------------------------------------  -----------------------
     X           47       Borman                                         Iris
     X           48       Charles                                        Margaret M.
                 49       Chowdhury                                      Shah N.
     X           50       Frumin                                         Jeffrey
     X           51       Frumin                                         Steven
     X           52       Gerzof Investment Ltd. Ptshp I
     X           53       Gerzof Investment Ltd. Ptshp II
     X           54       Glockner                                       James
     X           55       Isaacson u/Mass UTMA                           Adam M.
     X           56       Isaacson u/Mass UTMA                           Eric S.
     X           57       Isaacson u/Mass UTMA                           Sara F.
     X           58       Isaacson                                       Neal C.
     X           59       Kravetz                                        Howard
     X           60       Land                                           Blaine S.
     X           61       Land                                           Gregory Lawrence
     X           62       Land                                           Joan
     X           63       Land                                           Mark S.
     X           64       Louis Aronson Part B Trust
     X           65       Mazza                                          David B.
     X           68       Mover, J/T/W/R/O/S                             George and Ruth
     X           69       Norrod                                         James D.
     X           70       Perlman                                        Abbe Lynn
     X           71       Perlman                                        Andrew T.
     X           72       Perlman                                        Lesley A.
     X           73       Perlman                                        Robert S.
                 74       Tucker JTWROS                                  Larry H & Jane S
     X           75       Viatel, Inc.
     X           76       Zelman                                         Marvin
     X           77       Zelman TIC                                     Martin & Robert
     X           78       Allen                                          Linda J.
     X           79       Buntz                                          Mark Alan
     X           80       Cook                                           Lawrence A.
     X           81       Culang                                         Sheila
                 82       Gulfstream Asset Mgmt. Corp. Retirement Trust
                 83       Katz                                           Todd
     X           84       Richey, Jr.                                    Sheffield C.
                 85       Wolfe                                          Emily Allen
     X           86       Holmes                                         James F.
     X           87       Wolfe                                          J. Michael
     X           88       Milch                                          David M.
     X           89       Norman A. Pappas Trust dated 9/4/74
     X           90       Swedroe Family Limited Partnership
     X           91       Wilensky, MD                                   Allan S.
     X           92       Abco Fund Ltd
     X           93       Bein                                           Marvin
                 94       Darier                                         Hentsch & Cie
     X           95       Dempsey                                        Wallace G.
     X           96       Brown                                          Robert Bruce
     X           97       Hoffman                                        Richard M.

              INTERNAL
 RECEIVED    TRACKING #                     LAST NAME                          FIRST NAME
-----------  -----------  ---------------------------------------------  -----------------------
                 98       Aesop Partners                                 Richard Abbe
     X           99       Beck                                           Marcy Lowenstein
                 100      Bernheim                                       Antoine
     X           101      Carol Davis Living Trust
     X           102      Delaware Charter Guarantee & Trust Co.         C/F David S. Most IRA
     X           103      des Gachons                                    Gilles P.
     X           104      Gault                                          Harold S.
                 105      Gensec Corporation NV
     X           106      Greenbaum JT                                   Ronald & Rita
     X           107      Lerner                                         Lawrence I.
     X           108      Lydon                                          Harris R.L
     X           109      Mathis Becker MD, P.A.,
     X           110      Most                                           David S. & Shirley F.
     X           111      Rubin                                          Michael
     X           112      Salm                                           Alex & Caryn
     X           113      Sauer                                          Harry & Judy
     X           114      Sigma Services Corporation
     X           115      Cardwell                                       J.A.
     X           116      Gross Foundation, Inc.
                 117      Tanner                                         Christy
     X           118      Delaware Charter Guarantee & Trust Co,         C/F Barry Morgan
                 119      Draeger                                        Barry R.
     X           120      Grobman                                        Richard
     X           121      Rosenberg                                      David
     X           122      Banque Nationale de Paris (Switzerland) S.A.
     X           123      Banque SCS Alliance S.A.
     X           124      Brown Brother Harriman, New York
     X           125      CITCO GLOBAL CUSTODY NV-CASH
     X           126      Delaware Charter Guarantee & Trust Co.         c/o Seshagiri Rao
                                                                         Mallampati IRA
     X           127      Egger & Co.
     X           128      Fidulex Management Inc.
     X           129      Friedli                                        Peter
     X           130      Ringer AG
     X           131      UBS AG, Zurich
     X           132      Venturetec, Inc.
     X           133      Gestori Patrimoniali Associati SA
     X           134      Leuenberger                                    Andreas F.
     X           135      Hare & Co.
     X           136      Joyce, Ltd.
     X           137      SANPAOLO BANK S.A.
                 138      Farney                                         Bryan
     X           139      Grushkin                                       Ailon Z.
     X           140      Jones                                          W. Kentley
     X           141      Bloom                                          Roslyn
     X           142      Nano-Cap Hyper Growth Partnership L.P.
     X           143      Pfrommer                                       John W.
     X           144      Solomos                                        Stacy
     X           145      Byer                                           Jeffrey & Mary Jean

              INTERNAL
 RECEIVED    TRACKING #                     LAST NAME                          FIRST NAME
-----------  -----------  ---------------------------------------------  -----------------------
                 146      Kazickas                                       Joseph P.
     X           147      Fisch                                          Martin
     X           148      American High Growth Equities Retirement
                          Trust
     X           149      Delaware Charter Guarantee & Trust Co.         C/F Lawrence Weisman
                                                                         IRA Rollover
     X           150      Elkin                                          Richard
     X           151      Fischer                                        Charles
     X           152      Hershberger                                    Shelley
     X           153      Italian Jewelry Designs
     X           154      Korman                                         Steve & Kathleen
     X           155      Perrine                                        Gary & Rebecca
     X           156      Pitts                                          John R.
     X           157      Schloo                                         Dietmar
     X           158      Ronald S. Sheldon Trust 11/9/98
     X           159      Slater                                         Bertram H.
     X           160      Wong
     X           161      Gamzu                                          S. Zelda
     X           162      Mariani                                        Roger
     X           163      Condon                                         Garry P.
                 164      Edward Teeple, Jr. & Christine A. Edelman JT
     X           165      MSSS Family Partners, LTD.                     Martin Schaeffer MD.
     X           166      Tucker Anthony, Inc. C/F Richard W. Greene
                          IRA DTD 11/08/99
     X           167      Nilsen JTWROS                                  Ronald L. & Carolyn M.
                 168      Arthur Y. Liss Revocable Trust
     X           169      Avanti Technology Inc.
     X           170      Bick Family Trust Dated 10/17/95
     X           171      Feldman                                        Laura
     X           172      Gatschet                                       Lisa Susan
     X           173      Gruverman                                      Irwin
     X           174      Lang                                           Ken & Anita
                 175      Liss, Arthur Y., TTEE U/A DTD 9/26/83          Arthur Y. Liss
     X           176      Perelman                                       Albert & Lorraine
     X           178      Yordy, JT                                      Michael & Jennifer
     X           179      Petrus                                         Paul F.
     X           180      Progressive Insurance Agency, Inc.
     X           181      Zucker                                         Robert D.
     X           182      Ward                                           David A.
     X           183      Anszelowicz                                    Marcos
     X           184      Barron                                         Bruce N. & Jacqueline
                                                                         A.
     X           185      Kalka                                          Howard
                 186      Krouner                                        Richard M.
     X           187      Saperstein                                     Paul E.
     X           188      Bayle                                          Paul
     X           189      Babington                                      John M.
     X           190      Klazmer                                        Myrna Okeon
     X           191      Carter                                         Malissa
     X           192      Arnett, MD                                     Jan

              INTERNAL
 RECEIVED    TRACKING #                     LAST NAME                          FIRST NAME
-----------  -----------  ---------------------------------------------  -----------------------
     X           193      Wilson 1997 Trust
     X           194      Womack                                         Betty
     X           195      Baker                                          James V.
                 196      Domino                                         Carl J.
     X           197      Boland                                         E. Wayne
     X           198      Kaufman                                        Richard M. & Madelyn B.
     X           199      MacDonald                                      Claudia A.
     X           200      Marilyn Hausman Successor Trust
                 201      Reardon                                        Robert J.
     X           202      The Rayer Investment Company
     X           203      Warner                                         Larry & Rebecca S.
     X           204      April L. Hollis & James M. Domesek, MD
     X           205      Henry S. & Constance A. Katzenstein Community
                          Property Trust UAD 9/1/86
     X           206      Verstraeten                                    Thierry
     X           207      Donald F. Farley Inter-vivos Trust
     X           208      Delaware Charter Guarantee & Trust Co.         C/F Harvey Dondero IRA
     X           209      Farley                                         Donald F.
                 210      Goldman                                        Alan I.
     X           211      Hirsch                                         Norman
     X           212      Mendelson                                      Alan
     X           213      Nash                                           Elizabeth S. Allen
     X           214      Pintsov                                        Leon A.
     X           215      Vito Stamato Family Ltd. Pshp.
     X           216      Westermann                                     Alexis
     X           217      Porcelain Partners, LP
     X           218      Carpenter                                      Kathleen
                 219      Dean Witter Custodian for William E. McComb
                          IRA A/C 663 88093104
     X           220      Hanson                                         Keith A.
     X           221      Hughes                                         Christopher A. & Eileen
                                                                         B.
     X           222      Iseli                                          Andre
                 223      Karp                                           Fred & Karen
     X           224      Lebwohl                                        Mark
     X           225      Linhart, D.D.S.                                Jan
     X           227      Moellendick                                    Scott
     X           228      Neko Enterprises Limited
     X           229      Okeon                                          David
     X           230      Okeon                                          Mel
     X           231      Okeon                                          Milton
                 232      Rolls                                          Elizabeth E.
                 233      GHI, Ltd.
     X           234      Allen                                          Alvin B.
     X           235      Allen                                          Douglas W.
     X           236      Allen                                          Matthew B.
     X           237      Anes Family Trust

              INTERNAL
 RECEIVED    TRACKING #                     LAST NAME                          FIRST NAME
-----------  -----------  ---------------------------------------------  -----------------------
     X           238      Delaware Charter Guarantee & Trust Co.         C/F John C. Martin IRA
     X           240      E.H. Tepe Co. Inc.
                 241      Fenske                                         Reiner
     X           242      Grantham                                       R. Nathan & Linda
                 243      Intergalactic Growth Fund Inc.(need new
                          address)
     X           244      Jamscor Inc.
     X           246      Klugman                                        Daniel & Miriam
     X           247      Kroening                                       John C. & Sherri L.
     X           248      Mastrilli                                      Kenneth
     X           249      Pace Capital Inc.
                 250      Pohrer                                         Cori S.
                 253      Leyrer, Personal                               David T.
     X           254      Dioguardi                                      William P.
                 255      Garfield Associates LLC
     X           256      Kevin Kimberlin Partners, L.P.
     X           257      Oshkim Limited Partners, L.P.
                 258      Spencer Trask Securities, Inc.
     X           259      1141 Inc.
     X           260      Asch                                           Donald R.
                 261      Connoni                                        Stephen
     X           262      Delaware Charter Guarantee & Trust Co.         C/F Robert Rosner IRA
     X           263      Gross                                          Donald
     X           264      Hodas                                          Martin
     X           265      Hurwitz                                        Robert & Connie
     X           266      Lambda IV, LLC
     X           267      Molazez Family Limited Partnership
     X           268      Nexus Group LLC
     X           269      Paul F. Glenn Foundation for Medical Research
     X           270      Paul F. Glenn Revocable Trust
     X           271      Rich JTWROS                                    Rodney L. & Kristin O.
     X           272      Sally S. Levy Marital Trust U/W John Levy
     X           273      William Van Cleve Trust dated 6/19/95
     X           274      555 Genesee/Beta Partners
     X           275      Bushansky                                      Stephen
     X           276      Nicolazzo                                      Richard E.
                 277      Garnick                                        Michael J.
     X           278      Heussner                                       George T.
     X           279      Kunzweiler                                     William
     X           280      Miller                                         Paul L.
     X           281      Moellendick                                    Penny
     X           282      Osias                                          Marc B.
                 283      Schwimer                                       Alfred & Cheryl
     X           285      Werlinich                                      Gregory
     X           286      ARS Revocable Family Trust U/A/D/ 8/11/97      Seckondorf, Stein &
                                                                         Hasson
     X           287      Kimberly                                       William E.
     X           288      Rockford Income Partnership
     X           289      Shapiro                                        Ed
     X           290      Finkle                                         S. Marcus

              INTERNAL
 RECEIVED    TRACKING #                     LAST NAME                          FIRST NAME
-----------  -----------  ---------------------------------------------  -----------------------
                 291      Dacey                                          J. Donald & Mary
     X           292      Saiia                                          Joseph A.
     X           293      Gans                                           Walter G.
     X           294      Robinson                                       Newton Y.
     X           295      A.R.H. Business Partnership Ltd.
     X           296      Knight                                         Warren
     X           297      Lamond                                         Frank
     X           298      Bennett                                        Paul E.
     X           299      Bennett                                        Paul E. & Hedy M.S.
     X           300      Bradley Resources Company                      attn: Jim McGoogan
     X           301      Hafter                                         Robert
                 302      Henningsson                                    Bragi
     X           303      Mallampati                                     Seshagiri Rao
     X           304      Mower                                          Morton
                 305      Prudential Securities C/F John C. Martin IRA
                          Rollover
     X           306      Spitzman                                       David & Mary D.
                 307      State Street Bank and Trust Co., TTEEAIG
                          Trading Group Inc. Deferred Compensation Plan
     X           309      Wiemer Charitable Remainder Unitrust
                 310      Zizzamia                                       Patricia K.